UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2011

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

787 7th Avenue, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 554-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)  Dismissal of independent registered public accounting firm.

On January 13, 2011, Ventrus Biosciences, Inc. dismissed J.H. Cohn LLP as Ventrus’ independent registered public accounting firm.  J.H. Cohn has served as Ventrus’ independent registered public accounting firm since August 31, 2009.

J.H. Cohn’s reports on Ventrus’ financial statements as of December 31, 2009 and 2008, and for the two years then ended and for the period from October 7, 2005 (inception) to December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, although the report contained an explanatory paragraph relating to Ventrus’ ability to continue as a going concern, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2010 and through January 13, 2011, there were no: (a) disagreements with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to J.H. Cohn’s satisfaction, would have caused J.H. Cohn to make reference to the subject matter thereof in connection with its reports on Ventrus’ financial statements as of December 31, 2009 and 2008, and for the two years then ended and for the period from October 7, 2005 (inception) to December 31, 2009; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K.  However, J.H. Cohn identified material weaknesses in Ventrus’ financial reporting process with respect to lack of accounting expertise, segregation of duties and lack of independent review over financial reporting.

J.H. Cohn has indicated to Ventrus that it concurs with the foregoing statements contained in the paragraphs above as they relate to J.H. Cohn and has furnished a letter dated January 20, 2011 to the United States Securities and Exchange Commission to this effect.  A copy of the letter from J.H. Cohn is attached to this Form 8-K as Exhibit 16.1.

(b)  Engagement of new independent registered public accounting firm.

On January 18, 2011, Ventrus appointed EisnerAmper LLP as Ventrus’ independent registered public accounting firm for the year ended December 31, 2010.

During the two years ended December 31, 2010 and through January 18, 2011, neither Ventrus nor anyone acting on its behalf consulted with EisnerAmper regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from J.H. Cohn LLP to the United States Securities and Exchange Commission dated January 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.

Date: January 20, 2011	/s/ David J. Barrett
David J. Barrett, Chief Financial Officer